ETF OPPORTUNITIES TRUST

REX CRYPTO EQUITY PREMIUM INCOME ETF (NASDAQ: CEPI)
(the “Fund”)

Supplement dated May 12, 2026
to the Prospectus dated February 28, 2026, as supplemented from time to time

Effective May 28, 2026, the first sentence in the second paragraph under the section titled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” of the Prospectus is hereby deleted and replaced with the following information:

Ordinarily, dividends from net investment income, if any, are declared and paid weekly by the Fund.

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This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-844-802-4004.